SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):February 20, 1998


                              Bandag, Incorporated
             (Exact name of registrant as specified in its charter)


         Iowa                        001-07007                 42-0802143
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                    2905 North Highway 61, Muscatine, Iowa  52761
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                         (Registrant's telephone number)

               Item 5.  Other Events.

               (a) Registrant is filing (i) unaudited consolidated condensed balance sheets for the years ended December 31, 1997 and 1996, respectively, (ii) unaudited consolidated statements of earnings for the three and twelve month periods ended December 31, 1997 and 1996, respectively, and (iii) unaudited consolidated condensed statements of cash flows for the twelve months ended December 31, 1997 and 1996, respectively. The financial statements filed as an exhibit to this report are unaudited, contain no notes and are subject to such changes as may be incorporated into the audited financial statements of Registrant to be filed as part of Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

               Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  None.

               (b)  None.

               (c)  See Exhibit Index on page 3.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Bandag, Incorporated



                                             By: /s/ Warren W. Heidbreder
                                                  Warren W. Heidbreder, Vice
                                                  President, Chief Financial
                                                  Officer

                                  EXHIBIT INDEX

   Exhibit
   Number                          Exhibit Description

   99.1 Consolidated condensed balance sheet (unaudited) for the years ended December 31, 1997 and 1996, respectively; consolidated condensed statements of earnings (unaudited) for the three and twelve month periods ended December 31, 1997 and 1996, respectively; and consolidated condensed statements of cash flows (unaudited) for the twelve month periods ended
               December 31, 1997 and 1996, respectively.